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Exhibit 10.38

AMENDMENT NO. 6 TO
CREDIT AGREEMENT

        This AMENDMENT NO. 6 TO CREDIT AGREEMENT (this "Amendment") is dated as of March 21, 2002, but effective as of December 30, 2001 and entered into by and among OUTSOURCING SERVICES GROUP, INC., a Delaware corporation ("OSG"), as Guarantor, its wholly-owned Subsidiaries, AEROSOL SERVICES COMPANY, INC., a California corporation, PIEDMONT LABORATORIES, INC., a Georgia corporation, KOLMAR LABORATORIES, INC., a Delaware corporation, ACUPAC PACKAGING, INC., a New Jersey corporation, and PRECISION PACKAGING AND SERVICES,  INC., an Ohio corporation (the "Borrowers"), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the "Lenders"), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "Agent") for the Lenders and the Issuing Bank (as defined in the Credit Agreement referred to below) and HELLER FINANCIAL, INC., acting as co-agent (in such capacity, the "Co-Agent").

Recitals

        Whereas, the Borrowers, OSG, the Lenders, the Co-Agent and the Agent have entered into that certain Credit Agreement dated as of January 8, 1998 (as amended by Amendment and Waiver No. 1 dated as of April 29, 1998, Amendment No. 2 dated as of February    , 1999, Amendment No. 3 to Credit Agreement dated as of February 29, 2000, Amendment No. 4 to Credit Agreement dated as of January 11, 2001, and Amendment No. 5 to Credit Agreement and Consent to Acquisition dated as of August 15, 2001 and as further modified, or waived or supplemented by the addition of additional Borrowers prior to the date hereof, the "Credit Agreement"; capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement); and

        Whereas, the Borrowers have requested that the Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to amend certain provisions of the Credit Agreement;

        Whereas, the Lenders are willing to agree to amend the Credit Agreement, subject to the conditions and on the terms set forth herein;

        Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrowers, OSG, the Lenders, the Co-Agent and the Agent agree as follows:

        1.    AMENDMENTS TO CREDIT AGREEMENT.    Subject to the conditions and on the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrowers and OSG set forth in this Amendment, the Credit Agreement is hereby amended as follows:

          1.1    Amendments to Definitions.    Section 1.1 of the Credit Agreement is amended as follows:

            (a)    Borrowing Base.    Clause (iii) in the definition of "Borrowing Base" is deleted and replaced with the following"

              "(iii) the lesser of $30,000,000 and the sum of (x) up to thirty percent (30%) of the Real Estate Value of the Eligible Real Property and (y) (A) from January 1, 2002 to August 31, 2002, up to eighty-five percent (85%) of the Equipment Value of its Eligible Equipment and (B) from September 1, 2002 up to seventy-five percent (75%) of the Equipment Value of its Eligible Equipment;" and (y); minus "

            (b)    Applicable Margins.    The definitions of "Applicable Eurodollar Rate Margin" and "Applicable Prime Rate Margin" are deleted in their entirety and replaced with the following:

              "Applicable Eurodollar Rate Margin means 2.75% per annum; provided that (a) if the Funded Debt Ratio for the applicable period ending with the then most recently ended fiscal quarter (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1) is within the ranges set out below and no Default or Event of Default exists as of the end of such fiscal quarter (as shown on such Compliance Certificate or otherwise), the Applicable Eurodollar Rate Margin shall be the per annum rate set out opposite the applicable range below:

Funded Debt Ratio	Applicable Eurodollar Rate Margin
less than or equal to 3.75:1.0 but greater than 3.25:1.0	2.50%
less than or equal to 3.25:1.0 but greater than 2.75:1.0	2.25%
less than or equal to 2.75:1.0	2.0%

      and (b) notwithstanding the foregoing, if the Excess Availability of all Borrower Parties (determined as of the last day of any month and as shown on the monthly Borrowing Base Certificate) is less than (x) 85% (or from September 1, 2002, 75%) of the Equipment Value of Eligible Equipment of all Borrower Parties minus (y) 60% of the Equipment Value of Eligible Equipment of all Borrower Parties (the "Target Excess Availability"), then the Applicable Eurodollar Rate Margin shall increase by .25% per annum over the Applicable Eurodollar Rate Margin otherwise applicable until the Excess Availability as of the end of a month exceeds the Target Excess Availability. In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Funded Debt Ratio or of a Borrowing Base Certificate showing Excess Availability which requires a change in the Applicable Eurodollar Rate Margin, the change in the Applicable Eurodollar Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate or Borrowing Base Certificate (provided that the Compliance Certificate or Borrowing Base Certificate is received by the Agent no later than 10:00 A.M. Los Angeles time at least one (1) Business Day prior to the first of such calendar month) until the next such date on which the Applicable Eurodollar Margin Rate is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Funded Debt Ratio or a monthly Borrowing Base Certificate showing an Excess Availability which requires a change in the Applicable Eurodollar Rate Margin. The failure to deliver any Compliance Certificate or monthly Borrowing Base Certificate by the date required hereunder (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin to be the maximum per annum rate described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate or Borrowing Base Certificate was otherwise required.

              Applicable Prime Rate Margin means 1.25% per annum; provided that if the Funded Debt Ratio for the applicable period ending with the then most recent ended fiscal quarter (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1) is within the ranges set out below and no Default or Event of Default exists as of the end of such fiscal quarter (as shown on such Compliance Certificate or otherwise), the Applicable Prime Rate Margin shall be the per annum rate set out opposite the applicable range below:

Funded Debt Ratio	Applicable Prime Rate Margin
less than or equal to 3.75:1.0 but greater than 3.25:1.0	1.00%
less than or equal to 3.25:1.0 but greater than 2.75:1.0	..75%
less than or equal to 2.75:1.0	..50%

      and (b) notwithstanding the foregoing, if the Excess Availability of all Borrower Parties (determined as of the last day of any month and as shown on the monthly Borrowing Base Certificate) is less than (x) 85% (or from September 1, 2002, 75%) of the Equipment Value of Eligible Equipment of all Borrower Parties minus (y) 60% of the Equipment Value of Eligible Equipment of all Borrower Parties (the "Target Excess Availability"), then the Applicable Prime Rate Margin shall increase by ..25% per annum over the Applicable Prime Rate Margin otherwise applicable until the Excess Availability as of the end of a month exceeds the Target Excess Availability. In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Funded Debt Ratio or of a Borrowing Base Certificate showing Excess Availability which requires a change in the Applicable Prime Rate Margin, the change in the Applicable Prime Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate or Borrowing Base Certificate (provided that the Compliance Certificate or Borrowing Base Certificate is received by the Agent no later than 10:00 A.M. Los Angeles time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Prime Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Funded Debt Ratio or a monthly Borrowing Base Certificate showing an Excess Availability which requires a change in the Applicable Prime Rate Margin. The failure to deliver any Compliance Certificate or monthly Borrowing Base Certificate by the date required hereunder (after giving effect to any applicable grace period) shall automatically cause the Applicable Prime Rate Margin to be the maximum per annum rate described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate or Borrowing Base Certificate was otherwise required.

            (c)    Expiration Date.    The definition of "Expiration Date" is deleted in its entirety and replaced with the following:

              "Expiration Date" means April 7, 2003."

            (d)    Subsidiary.    The following proviso is added at the end of the definition of "Subsidiary":

            "provided, however, that OSG Norwich Pharmaceuticals, Inc. shall not be a Subsidiary of OSG or any Credit Party under any Loan Document."

          1.2    Amendment to Minimum EBITDA Covenant.    Section 8.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

            "8.1    Minimum EBITDA.    OSG and its Subsidiaries shall maintain as of the end of each Test Period ending on the last day of each fiscal quarter set forth below consolidated EBITDA of not less than the amount set forth below:

FISCAL QUARTER	EBITDA
12/31/01	$26,200,000
3/31/02	20,400,000
6/30/02	20,400,000
9/30/02	21,700,000
12/31/02 and thereafter	24,000,000

          1.3    Amendment to Fixed Charge Coverage Ratio.    Section 8.2 of the Credit Agreement is deleted in its entirety and replace with the following:

            "8.2    Fixed Charge Coverage.    OSG and its Subsidiaries shall maintain a ratio of consolidated EBITDA to consolidated Fixed Charges for each Test Period ending on the last day of any fiscal quarter set forth below of not less than the ratio set forth below:

12/31/01	1.00:1.00
3/31/02	0.90:1.00
6/30/02	0.90:1.00
9/30/02	0.90:1.00
12/31/02 and thereafter	1.00:1.00

          1.4    Amendment to Funded Debt Coverage Covenant. Section 8.3 of the Credit Agreement is deleted in its entirety and replaced with the following:

            "8.3    Funded Debt Coverage.    OSG and its Subsidiaries shall maintain a Funded Debt Ratio for any Test Period ending on the last day of any fiscal quarter set forth below of not greater than the ratio set forth below:

FISCAL QUARTER	RATIO
12/31/01	6.00:1.00
03/31/02	7.70:1.00
06/30/02	7.30:1.00
09/30/02	7.00:1.00
12/31/02 and thereafter	6.00:1.00

        2.    REPRESENTATIONS AND WARRANTIES OF THE BORROWERS AND OSG.    In order to induce the Lenders, the Co-Agent and the Agent to enter into this Amendment, the Borrowers and OSG represent and warrant to each Lender, the Co-Agent and the Agent that the following statements are true, correct and complete:

          2.1    Power and Authority.    Each of the Credit Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the "Consent"), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, this Amendment and the Credit Agreement as amended hereby.

          2.2    Corporate Action.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of this Amendment and the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Credit Parties.

          2.3    No Conflict or Violation or Required Consent or Approval.    The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Credit Party under or in respect of this Amendment and the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the articles or certificate of incorporation or bylaws or other governing documents of any Credit Party, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Credit Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

          2.4    Execution, Delivery and Enforceability.    This Amendment and the Consent and the Credit Agreement as amended hereby and each other Credit Document have been duly executed and delivered by each Credit Party thereto and are the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally.

          2.5    No Default or Event of Default.    No event has occurred and is continuing or will result from the execution and delivery of this Amendment that would constitute a Default or an Event of Default.

          2.6    No Material Adverse Effect.    No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

          2.7    Senior Debt.    All Obligations of the Borrowers, whether now outstanding or hereafter created or incurred, constitute "Guarantor Senior Debt" under the terms of the Subordinated Debt Documents, and all Obligations of OSG, whether now outstanding or hereafter created or incurred, constitute "Senior Debt" under the terms of the Subordinated Debt Documents.

          2.8    Representations and Warranties.    Each of the representations and warranties contained in the Credit Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

        3.    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.    This Amendment shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, the Borrowers, OSG and Majority Lenders and only if and when each of the following conditions is satisfied:

          3.1    Consent of Guarantors.    Each of the Guarantors shall have executed and delivered to the Agent the Consent.

          3.2    Mortgage Amendments; Endorsements.    If required by the Agent, the Borrowers shall have executed and delivered to the Agent such Mortgage amendments as reasonably requested by the Agent, together with endorsements to the policies of title insurance.

          3.3    No Default or Event of Default; Accuracy of Representations and Warranties.    No Default or Event of Default shall exist and each of the representations and warranties made by the Credit Parties herein and in or pursuant to the Credit Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

          3.4    Supporting Documents.    The Borrowers shall have delivered to the Agent copies of resolutions of each of the Credit Parties approving and authorizing this Amendment and the Consent together with an incumbency certificate for the persons executing this Amendment and the Consent.

          3.5    Amendment Fee.    The Borrowers shall have paid to the Agent, for the ratable benefit of the Lenders, an amendment fee of $175,000, which shall be fully earned and non-refundable.

          3.6    Opinion of Counsel.    If required by the Agent, the Borrowers shall have delivered to the Agent opinion(s) of counsel in form and substance satisfactory to Agent and its counsel.

          3.7    Expense Reimbursements.    The Borrowers shall have paid all expense reimbursements due to the Agent pursuant to Section 11.10 of the Credit Agreement.

        4.    EFFECT OF THIS AMENDMENT.    From and after the date on which this Amendment becomes effective, all references in the Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Credit Documents, including the Liens granted thereunder, shall remain in full force and effect, and are hereby ratified and confirmed.

        5.    APPLICABLE LAW.    THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.

        6.    COMPLETE AGREEMENT.    This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Credit Document or any waiver thereof.

        7.    CATCHLINES & COUNTERPARTS.    The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.

OUTSOURCING SERVICES GROUP, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

AEROSOL SERVICES COMPANY, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

PIEDMONT LABORATORIES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

KOLMAR LABORATORIES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

[signatures continue]

ACUPAC PACKAGING, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

PRECISION PACKAGING AND SERVICES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

BT COMMERCIAL CORPORATION, as Agent

By:	/s/ SAM A. CARDONE
	Name:	Sam A. Cardone
	Title:	Director

BANKERS TRUST COMPANY, as a Lender

By:	/s/ SAM A. CARDONE
	Name:	Sam A. Cardone
	Title:	Director

HELLER FINANCIAL, INC., as Co-Agent and as a Lender

By:	/s/ ELIZABETH MANNING
	Name:	Elizabeth Manning
Title:

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ GREGORY J. HALL
	Name:	Gregory J. Hall
	Title:	Vice President

By:

Name:

Title:

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ PAUL W. JOHNSON JR.
	Name:	Paul W. Johnson Jr.
	Title:	Vice President

FLEET CAPITAL CORPORATION, as a Lender

By:	/s/ MATTHEW R. VAN STEENHUYSE
	Name:	Matthew R. Van Steenhuyse
	Title:	Senior Vice President

CONSENT OF GUARANTORS

        Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty.

        IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of the 21st day of March, 2002.

OUTSOURCING SERVICES GROUP, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

AEROSOL SERVICES COMPANY, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

PIEDMONT LABORATORIES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

KOLMAR LABORATORIES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

ACUPAC PACKAGING, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

PRECISION PACKAGING AND SERVICES, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

KOLMAR CANADA, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

OSG IVERS-LEE, INC.

By:	/s/ PERRY MORGAN
	Name:	Perry Morgan
	Title:	Vice President/CFO

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  Exhibit 10.38
AMENDMENT NO. 6 TO CREDIT AGREEMENT
Recitals
CONSENT OF GUARANTORS